UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

KLX ENERGY SERVICES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor Houston, Texas 77056
(Address of Principal Executive Offices)

(832) 844-1015
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☒ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.
On June 20, 2023, KLX Energy Services Holdings, Inc. (the “Company”) entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”) with certain of its subsidiaries party thereto, as guarantors, JPMorgan Chase Bank, N.A. (“JPM”), as administrative agent and the lenders party thereto, which amends that certain Credit Agreement, dated as of August 10, 2018, with JPM, as administrative agent, collateral agent and an issuing lender and the other lenders and issuing lenders party thereto from time to time (as amended, the “Credit Agreement”).
The Fourth Amendment, among other things, modifies the current agreement to: (i) extend the maturity date of the Credit Agreement from September 15, 2024 to the earlier of (A) September 15, 2025 or (B) August 1, 2025, if the Company’s 11.5% senior secured notes due 2025 are still outstanding as of such date and (ii) increase the revolving credit commitment from $100 million to $120 million.
The foregoing description of the Fourth Amendment is only a summary and is qualified in its entirety by reference to the Fourth Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.
Item 2.02 Results of Operations and Financial Condition.
On June 20, 2023, the Company issued a press release (the “Press Release”) to announce the amendment and extension of the Credit Agreement and provide updated financial information as of May 31, 2023. The Company is hereby furnishing the Press Release, which is included as Exhibit 99.1 hereto, pursuant to Item 2.02 of Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided under Item 1.01 above is incorporated by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure.
The information set forth under Item 2.02 above is incorporated by reference into this Item 7.01.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit
No.	Description
10.1*
Fourth Amendment, dated as of June 20, 2023, to Credit Agreement, dated as of August 10, 2018, by and among KLX Energy Services Holdings, Inc., the Subsidiary Guarantors party thereto, the several Lenders and JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent.

99.1	Press Release, dated June 20, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX Energy Services Holdings, Inc.

By:	/s/ Christopher J. Baker
Name:	Christopher J. Baker
Title:	President and Chief Executive Officer
Date:	June 20, 2023